SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	November 28, 2006
(Date of earliest event reported)	November 27, 2006

ONEOK, Inc.

(Exact name of registrant as specified in its charter)
Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Voluntary Disclosure of Other Events

On November 27, 2006, ONEOK, Inc. (ONEOK) and ONEOK Partners, L.P. (ONEOK Partners) announced they will participate in the 2006 Calyon Securities Utilities and Energy Merchant conference in New York on Thursday, November 30, 2006.

John W. Gibson, chief executive officer-elect for ONEOK and ONEOK Partners, and Jim Kneale, president and chief operating officer-elect of ONEOK, will present.

Copies of the presentation will be available the morning of November 30, 2006 at www.oneok.com and www.oneokpartners.com.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 Press release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated November 27, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	November 28, 2006	By:	/s/ Jim Kneale
Jim Kneale
Executive Vice President -- Finance and Administration and Chief Financial Officer

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